UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Global Dividend Income Fund (ETG)

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1025 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2019

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Notice to Shareholders	28

Annual Meeting of Shareholders	29

Dividend Reinvestment Plan	30

Management and Organization	32

Important Notices	35

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Boosted by a strong late-period rally, global stocks delivered solid returns during the 12-month period ended October 31, 2019.

U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.

With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in automobile production.

The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. Both U.S. and global markets rallied in the final month of the period amid optimism about the U.S.-China trade war, the Fed’s interest rate cuts and better-than expected corporate earnings.

During the period, the MSCI World Index,2 a proxy for global equities, returned 12.69%. In the U.S., the blue-chip Dow Jones Industrial Average® returned 10.32%; while the broader U.S. equity market represented by the S&P 500® Index returned 14.33%. The MSCI EAFE Index of developed-market international equities returned 11.04%; and the MSCI Emerging Markets Index returned 11.86% during the period.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) returned 13.06% at net asset value (NAV), outperforming its primary benchmark, the MSCI World Index (the Index), which returned 12.69%.

The Fund’s common stock allocation outperformed the Index during the period and the Fund’s use of leverage6 contributed to returns relative to the Index as well. The Fund’s preferred security allocation and its use of leverage contributed to returns relative to the Index as well.

During the period, leverage magnified the positive performance of the Fund’s preferred security and common stock allocations that helped Fund returns relative to the Index, which does not employ leverage.

The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and notes with preferred characteristics — contributed to the Fund’s returns relative to the Index as well. The preferred securities allocation outperformed both the Index and the overall preferred market, as measured by the ICE BofAML Fixed Rate Preferred Securities Index.

Within the Fund’s common stock allocation, selections in the industrials, health care, and utilities sectors contributed to returns relative to the Index. In industrials, the Fund’s overweight position in London-based Melrose Industries PLC (Melrose), an investment company that specializes in industrial turnarounds, contributed to returns relative to the Index. Melrose’s stock price rose after the company reported its turnaround of GKN PLC, an automotive and aerospace firm acquired in early 2018, was proceeding well.

In health care, relative performance was aided by the Fund’s overweight position in Zoetis, Inc., a large global provider of animal drugs, vaccines, and diagnostic products to veterinarians and livestock farmers. The company reported double-digit revenue growth during the period, with particular strength in products designed for companion animals.

In contrast, stock selections in the financials, consumer discretionary, and communication services sectors detracted from returns relative to the Index.

In financials, the Fund’s overweight position in Swedbank AB (Swedbank), a Swedish bank that was in the portfolio to provide dividend income, declined after the bank became involved in a money-laundering investigation that targeted a number of Scandinavian banks.

The Fund’s overweight position in Tiffany & Co. (Tiffany), a jewelry retailer in the consumer discretionary sector, declined on concerns about its growth prospects and lack of progress in repositioning the Tiffany brand.

In communication services, an overweight position in video game developer Activision Blizzard, Inc. (Activision) — publisher of Call of Duty, Candy Crush, and other popular games — hurt returns relative to the Index. Activision’s stock price declined after the company failed to upgrade its earnings projections for the fourth quarter of 2018 and gave a cautious outlook for 2019.

By period-end, Swedbank, Tiffany, and Activision were sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA of Eaton Vance Management; Christopher M. Dyer, CFA of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/30/2004	13.06%	7.19%	10.87%
Fund at Market Price	—	16.70	7.68	11.53
MSCI World Index	—	12.69%	7.58%	9.47%
ICE BofAML Fixed Rate Preferred Securities Index	—	12.77	6.47	7.88
Blended Index	—	12.85	7.46	9.28

% Premium/Discount to NAV[4]
				–4.12%

Distributions[5]
Total Distributions per share for the period				$1.230
Distribution Rate at NAV				7.03%
Distribution Rate at Market Price				7.33%

% Total Leverage[6]
Borrowings				24.16%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)8

Top 10 Holdings (% of total investments)7

Alphabet, Inc., Class C	3.2%

Microsoft Corp.	2.6

Amazon.com, Inc.	2.4

First Trust Preferred Securities and Income ETF	1.9

Apple, Inc.	1.8

Melrose Industries PLC	1.4

Walt Disney Co. (The)	1.4

Amadeus IT Group SA	1.4

NextEra Energy, Inc.	1.3

Facebook, Inc., Class A	1.3

Total	18.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% MSCI World Index and 20% ICE BofAML Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable.

It is not possible to invest directly in an index.
[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments

Common Stocks — 106.9%

Security	Shares	Value

Aerospace & Defense — 2.0%

Airbus SE(1)	114,772	$16,464,989

CAE, Inc.(1)	410,272	10,288,728

		$26,753,717

Banks — 8.5%

Banco Santander SA(1)	2,898,705	$11,639,164

Bank of America Corp.(1)	303,689	9,496,355

Canadian Imperial Bank of Commerce(1)	157,188	13,403,526

Citigroup, Inc.(1)	246,168	17,689,633

ING Groep NV(1)	754,931	8,548,451

KBC Group NV(1)	110,217	7,749,828

KeyCorp(1)	663,436	11,921,945

Mediobanca Banca di Credito Finanziario SpA(1)	1,497,507	17,807,346

UniCredit SpA(1)	497,755	6,315,033

Wells Fargo & Co.(1)	158,410	8,178,708

		$112,749,989

Beverages — 3.3%

Anheuser-Busch InBev SA/NV(1)	135,535	$10,940,031

Coca-Cola Co. (The)(1)	367,498	20,002,916

Diageo PLC(1)	322,234	13,189,352

		$44,132,299

Biotechnology — 0.8%

CSL, Ltd.(1)	60,503	$10,670,082

		$10,670,082

Building Products — 1.1%

Assa Abloy AB, Class B(1)	609,643	$14,478,025

		$14,478,025

Capital Markets — 1.1%

Morgan Stanley(1)	309,021	$14,230,417

		$14,230,417

Chemicals — 2.5%

BASF SE(1)	154,867	$11,772,866

Chr. Hansen Holding A/S(1)	121,050	9,293,695

Sika AG(1)	70,756	12,163,417

		$33,229,978

Security	Shares	Value

Commercial Services & Supplies — 1.0%

Park24 Co., Ltd.(1)	571,704	$13,501,618

		$13,501,618

Construction & Engineering — 0.0%(2)

Abengoa SA, Class A(1)(3)	311,491	$7,008

Abengoa SA, Class B(1)(3)	3,220,895	34,967

		$41,975

Consumer Finance — 1.6%

Capital One Financial Corp.(1)	158,850	$14,812,763

OneMain Holdings, Inc.(1)	167,678	6,707,120

		$21,519,883

Diversified Financial Services — 2.8%

Berkshire Hathaway, Inc., Class B(1)(3)	77,052	$16,379,714

ORIX Corp.(1)	1,294,763	20,347,060

		$36,726,774

Diversified Telecommunication Services — 1.1%

Telenor ASA(1)	340,788	$6,378,102

Telia Co. AB(1)	1,741,978	7,662,801

		$14,040,903

Electric Utilities — 2.6%

Iberdrola SA(1)	1,122,020	$11,533,235

NextEra Energy, Inc.(1)	94,413	22,502,395

		$34,035,630

Electrical Equipment — 1.9%

Melrose Industries PLC(1)	9,203,443	$25,435,433

		$25,435,433

Electronic Equipment, Instruments & Components — 1.9%

CDW Corp.(1)	66,479	$8,503,329

Keyence Corp.(1)	26,615	16,828,569

		$25,331,898

Energy Equipment & Services — 0.6%

Schlumberger, Ltd.(1)	254,949	$8,334,283

		$8,334,283

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Entertainment — 2.5%

Nintendo Co., Ltd.(1)	22,618	$8,295,996

Walt Disney Co. (The)(1)	195,405	25,387,018

		$33,683,014

Equity Real Estate Investment Trusts (REITs) — 2.0%

American Tower Corp.(1)	80,524	$17,560,674

Equity Residential(1)	100,221	8,885,594

		$26,446,268

Food & Staples Retailing — 0.5%

BJ’s Wholesale Club Holdings, Inc.(1)(3)	261,845	$6,991,262

		$6,991,262

Food Products — 2.3%

Mondelez International, Inc., Class A(1)	296,920	$15,573,454

Nestle SA(1)	141,373	15,124,269

		$30,697,723

Health Care Equipment & Supplies — 4.3%

Baxter International, Inc.(1)	150,076	$11,510,829

Boston Scientific Corp.(1)(3)	345,572	14,410,352

Danaher Corp.(1)	86,864	11,971,596

Intuitive Surgical, Inc.(1)(3)	23,027	12,732,780

Straumann Holding AG(1)	6,860	6,129,285

		$56,754,842

Health Care Providers & Services — 0.9%

Anthem, Inc.(1)	46,435	$12,494,730

		$12,494,730

Hotels, Restaurants & Leisure — 0.8%

Compass Group PLC(1)	421,235	$11,214,999

		$11,214,999

Household Products — 1.3%

Kimberly-Clark Corp.(1)	58,550	$7,780,124

Reckitt Benckiser Group PLC(1)	116,637	9,025,560

		$16,805,684

Industrial Conglomerates — 0.9%

DCC PLC(1)	124,729	$11,697,015

		$11,697,015

Security	Shares	Value

Insurance — 3.6%

AIA Group, Ltd.(1)	1,017,199	$10,129,489

Aviva PLC(1)	2,109,706	11,371,411

Chubb, Ltd.(1)	53,901	8,215,590

Progressive Corp. (The)(1)	135,214	9,424,416

Prudential PLC(1)	545,961	9,536,212

		$48,677,118

Interactive Media & Services — 6.4%

Alphabet, Inc., Class C(1)(3)(4)	44,670	$56,289,114

Facebook, Inc., Class A(1)(3)	115,109	22,060,640

Tencent Holdings, Ltd.(1)	164,102	6,656,455

		$85,006,209

Internet & Direct Marketing Retail — 3.2%

Amazon.com, Inc.(1)(3)	24,178	$42,956,086

		$42,956,086

IT Services — 2.9%

Amadeus IT Group SA(1)	337,039	$24,933,556

Visa, Inc., Class A(1)	79,685	14,252,459

		$39,186,015

Leisure Products — 1.4%

Yamaha Corp.(1)	394,346	$18,364,400

		$18,364,400

Life Sciences Tools & Services — 0.9%

Lonza Group AG(1)	33,909	$12,221,903

		$12,221,903

Machinery — 7.1%

Gardner Denver Holdings, Inc.(1)(3)	496,463	$15,802,417

ITT, Inc.(1)	289,594	17,216,363

Komatsu, Ltd.(1)	287,509	6,731,997

Sandvik AB(1)	648,764	11,461,923

SMC Corp.(1)	25,281	10,922,425

Stanley Black & Decker, Inc.(1)	122,549	18,545,340

Xylem, Inc.(1)	188,901	14,486,818

		$95,167,283

Media — 1.0%

Eutelsat Communications SA(1)	680,020	$12,899,922

		$12,899,922

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining — 1.2%

Rio Tinto, Ltd.(1)	249,706	$15,614,859

		$15,614,859

Multi-Utilities — 0.8%

CMS Energy Corp.(1)	176,695	$11,294,344

		$11,294,344

Oil, Gas & Consumable Fuels — 4.3%

ConocoPhillips(1)	268,212	$14,805,302

EOG Resources, Inc.(1)	163,623	11,340,710

Exxon Mobil Corp.(1)	206,398	13,946,313

Phillips 66(1)	151,839	17,737,832

		$57,830,157

Personal Products — 1.0%

Unilever PLC(1)	228,051	$13,655,452

		$13,655,452

Pharmaceuticals — 6.2%

Eli Lilly & Co.(1)	114,818	$13,083,511

GlaxoSmithKline PLC(1)	664,930	15,230,179

Novo Nordisk A/S, Class B(1)	243,035	13,364,177

Sanofi(1)	213,036	19,639,163

Takeda Pharmaceutical Co., Ltd.(1)	81,948	2,961,032

Zoetis, Inc.(1)	145,377	18,596,626

		$82,874,688

Professional Services — 2.2%

Recruit Holdings Co., Ltd.(1)	572,838	$19,037,721

Verisk Analytics, Inc.(1)	70,085	10,141,300

		$29,179,021

Semiconductors & Semiconductor Equipment — 3.3%

ASML Holding NV(1)	71,177	$18,656,509

Infineon Technologies AG(1)	420,389	8,142,418

Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)	332,210	17,152,002

		$43,950,929

Software — 3.5%

Microsoft Corp.(1)	321,641	$46,113,670

		$46,113,670

Specialty Retail — 4.1%

Hennes & Mauritz AB, Class B(1)	651,320	$13,651,342

Security	Shares	Value

Specialty Retail (continued)

Industria de Diseno Textil SA(1)	410,420	$12,789,020

Lowe’s Cos., Inc.(1)	174,857	19,515,790

TJX Cos., Inc. (The)(1)	152,848	8,811,687

		$54,767,839

Technology Hardware, Storage & Peripherals — 2.4%

Apple, Inc.(1)	129,802	$32,289,546

		$32,289,546

Textiles, Apparel & Luxury Goods — 1.7%

adidas AG(1)	32,354	$10,001,486

LVMH Moet Hennessy Louis Vuitton SE(1)	31,021	13,247,692

		$23,249,178

Wireless Telecommunication Services — 1.4%

NTT DoCoMo, Inc.(1)	138,364	$3,793,262

Tele2 AB, Class B(1)	1,044,925	14,958,263

		$18,751,525

Total Common Stocks (identified cost $1,287,649,902)		$1,426,048,585

Preferred Stocks — 5.5%
Security	Shares	Value

Banks — 1.7%

AgriBank FCB, 6.875% to 1/1/24(1)(5)	50,890	$5,502,481

CoBank ACB, Series F, 6.25% to 10/1/22(1)(5)	37,717	4,007,431

Farm Credit Bank of Texas, 6.75% to 9/15/23(1)(5)(6)	7,600	824,600

IBERIABANK Corp., Series C, 6.60% to 5/1/26(1)(5)	43,964	1,214,286

Texas Capital Bancshares, Inc., 6.50%(1)	122,563	3,223,407

Wells Fargo & Co., Series L, 7.50% (Convertible)(1)	2,938	4,434,911

Wells Fargo & Co., Series Q, 5.85% to 9/15/23(5)	144,160	3,882,229

		$23,089,345

Electric Utilities — 0.5%

Duke Energy Corp., Series A, 5.75%	182,700	$5,097,330

Interstate Power & Light Co., Series D, 5.10%(1)	18,904	492,638

NextEra Energy Capital Holdings, Inc., Series I, 5.125%(1)	60,924	1,532,848

		$7,122,816

Equity Real Estate Investment Trusts (REITs) — 0.6%

CBL & Associates Properties, Inc., Series D, 7.375%(1)(7)	271,000	$2,468,810

SITE Centers Corp., Series A, 6.375%(1)	139,400	3,763,800

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

SITE Centers Corp., Series K, 6.25%(1)	21,025	$539,712

Vornado Realty Trust, Series K, 5.70%(1)	53,253	1,348,898

		$8,121,220

Food Products — 0.8%

Dairy Farmers of America, Inc., 7.875%(1)(6)	86,230	$8,666,115

Ocean Spray Cranberries, Inc., Series A, 6.25%(1)(6)	18,430	1,603,410

		$10,269,525

Independent Power and Renewable Electricity Producers — 0.2%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(5)(7)	66,400	$1,842,766

		$1,842,766

Multi-Utilities — 0.4%

DTE Energy Co., Series C, 5.25%(1)	186,698	$4,749,597

		$4,749,597

Oil, Gas & Consumable Fuels — 0.7%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(1)(5)	403,475	$9,122,570

		$9,122,570

Pipelines — 0.1%

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(5)	59,950	$1,515,536

		$1,515,536

Real Estate Management & Development — 0.5%

Brookfield Property Partners, L.P., Series A, 6.50%	102,075	$2,726,423

Brookfield Property Partners, L.P., Series A2, 6.375%	149,280	4,094,751

		$6,821,174

Total Preferred Stocks (identified cost $72,981,248)		$72,654,549

Corporate Bonds & Notes — 15.5%
Security	Principal Amount* (000’s omitted)	Value

Air Freight & Logistics — 0.1%

Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (Convertible)	642	$561,387

		$561,387

Security	Principal Amount* (000’s omitted)		Value

Automobiles — 0.5%

General Motors Co., 5.00%, 4/1/35		852	$870,202

General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(1)(5)(8)		5,975	5,779,498

			$6,649,700

Banks — 7.2%

Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(1)(5)(8)		7,600	$7,483,340

Banco Mercantil del Norte SA/Grand Cayman, 7.50% to 6/27/29(5)(6)(8)		1,705	1,780,020

Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/10/28(5)(6)(8)		1,160	1,216,562

Bank of America Corp., Series FF, 5.875% to 3/15/28(1)(5)(8)		7,975	8,775,291

Barclays PLC, 7.75% to 9/15/23(5)(8)		7,440	7,928,920

Citigroup, Inc., 5.95% to 1/30/23(5)(8)		2,100	2,224,499

Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(5)(8)		4,010	4,315,622

Citigroup, Inc., Series T, 6.25% to 8/15/26(1)(5)(8)		2,569	2,898,744

Credit Suisse Group AG, 7.50% to 7/17/23(5)(6)(8)		5,917	6,385,123

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(5)(6)(8)		3,200	3,337,852

HSBC Holdings PLC, 6.375% to 9/17/24(5)(8)		5,960	6,292,061

ING Groep NV, 6.50% to 4/16/25(5)(8)		3,100	3,305,065

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(5)(8)		14,204	15,603,591

Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(5)(8)		6,125	6,722,188

Nordea Bank Abp, 6.125% to 9/23/24(5)(6)(8)		3,715	3,917,337

Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(5)(8)		5,035	5,771,369

Societe Generale SA, 6.75% to 4/6/28(1)(5)(6)(8)		4,335	4,577,327

Societe Generale SA, 7.375% to 10/4/23(5)(6)(8)		2,925	3,128,185

Zions Bancorp NA, 5.80% to 6/15/23(1)(5)(8)		681	700,214

			$96,363,310

Capital Markets — 1.5%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(5)		3,010	$3,145,450

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(1)(5)(8)		8,550	8,776,746

UBS Group AG, 6.875% to 8/7/25(1)(5)(8)(9)		7,463	8,110,415

			$20,032,611

Diversified Financial Services — 0.8%

Credito Real SAB de CV, 5.00%, 2/1/27(6)	EUR	1,855	$2,117,707

Credito Real SAB de CV, 9.50%, 2/7/26(6)		1,865	2,149,412

Discover Financial Services, Series C, 5.50% to 10/30/27(5)(8)		4,000	4,116,080

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

Textron Financial Corp., 3.893%, (3 mo. USD LIBOR + 1.735%), 2/15/67(1)(6)(10)	1,719	$1,296,753

Unifin Financiera SAB de CV, 7.375%, 2/12/26(6)	1,325	1,332,619

		$11,012,571

Electric Utilities — 1.5%

AES Gener SA, 7.125% to 4/7/24, 3/26/79(5)(6)	3,385	$3,523,129

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(5)	3,025	3,406,089

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(5)	3,502	3,864,514

Southern California Edison Co., Series E, 6.25% to 2/1/22(5)(8)	6,143	6,007,209

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)(5)	2,469	2,583,677

		$19,384,618

Food Products — 0.5%

Land O’ Lakes, Inc., 8.00%(1)(6)(8)	6,721	$6,788,210

		$6,788,210

Gas Utilities — 0.4%

NiSource, Inc., 5.65% to 6/15/23(5)(8)	4,965	$5,043,025

		$5,043,025

Insurance — 0.2%

Principal Financial Group, Inc., 4.70% to 5/15/20, 5/15/55(5)(7)	3,190	$3,186,874

		$3,186,874

Multi-Utilities — 0.6%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(5)(8)	6,450	$6,857,737

Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(1)(5)	873	943,608

		$7,801,345

Oil, Gas & Consumable Fuels — 1.5%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(5)(8)	3,320	$3,200,546

Enterprise Products Operating, LLC, Series E, 5.25% to 8/16/27, 8/16/77(5)	6,015	6,188,112

Gran Tierra Energy, Inc., 7.75%, 5/23/27(6)	3,675	3,528,000

Odebrecht Oil & Gas Finance, Ltd., 0.00%(1)(6)(8)	6,981	80,278

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(1)(5)(8)	8,080	$7,546,882

		$20,543,818

Pharmaceuticals — 0.2%

Teva Pharmaceutical Finance Netherlands III B.V., 6.00%, 4/15/24(7)	3,195	$2,999,306

		$2,999,306

Pipelines — 0.5%

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(1)(5)(8)	7,383	$6,877,412

		$6,877,412

Total Corporate Bonds & Notes (identified cost $204,631,621)		$207,244,187

Exchange-Traded Funds — 2.5%
Security	Shares	Value

Equity Funds — 2.5%

First Trust Preferred Securities and Income ETF(1)	1,682,455	$33,447,205

Total Exchange-Traded Funds (identified cost $33,606,568)		$33,447,205

Short-Term Investments — 1.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(11)	10,412,076	$10,412,076

State Street Navigator Securities Lending Government Money Market Portfolio, 1.75%(12)	5,999,333	5,999,333

Total Short-Term Investments (identified cost $16,411,409)		$16,411,409

Total Investments — 131.6% (identified cost $1,615,280,748)		$1,755,805,935

Other Assets, Less Liabilities — (31.6)%		$(421,601,170)

Net Assets — 100.0%		$1,334,204,765

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

(1)	Security (or a portion thereof) has been segregated as collateral with the custodian for borrowings under the Credit Agreement.

(2)	Amount is less than 0.05%.

(3)	Non-income producing security.

(4)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $56,252,639 or 4.2% of the Fund’s net assets.

(7)	All or a portion of this security was on loan at October 31, 2019. The aggregate market value of securities on loan at October 31, 2019 was $5,822,995.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities is $8,110,415 or 0.6% of the Fund’s net assets.

(10)	Variable rate security. The stated dividend/interest rate represents the rate in effect at October 31, 2019.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

(12)	Represents investment of cash collateral received in connection with securities lending.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	53.9%	$946,551,342

United Kingdom	9.3	162,685,010

Japan	6.9	120,784,080

France	4.0	69,957,278

Spain	3.9	68,420,290

Sweden	3.5	62,212,354

Switzerland	3.4	60,134,412

Canada	1.8	32,469,109

Netherlands	1.7	30,510,025

Germany	1.7	29,916,770

Italy	1.4	24,122,379

Denmark	1.3	22,657,872

Belgium	1.1	18,689,859

Taiwan	1.0	17,152,002

Australia	0.6	10,670,082

Hong Kong	0.6	10,129,489

Mexico	0.5	8,596,320

China	0.4	6,656,455

Norway	0.3	6,378,102

Finland	0.2	3,917,337

Chile	0.2	3,523,129

Ireland	0.2	3,145,450

Israel	0.2	2,999,306

Brazil	0.0 (1)	80,278

Exchange-Traded Funds	1.9	33,447,205

Total Investments	100.0%	$1,755,805,935

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	862,945	EUR	783,833	State Street Bank and Trust Company	11/29/19	$—	$(12,675)

USD	505,953	EUR	455,536	State Street Bank and Trust Company	11/29/19	—	(2,927)

USD	757,367	EUR	678,662	State Street Bank and Trust Company	11/29/19	—	(766)

						$—	$(16,368)

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P 500 Index	350	Long	12/20/19	$53,126,500	$596,645

Nikkei 225 Index	98	Short	12/12/19	(20,679,326)	(1,006,679)

STOXX Europe 600 Banks Index	1,463	Short	12/20/19	(32,372,599)	(827,003)

					$(1,237,037)

Abbreviations:

ADR	–	American Depositary Receipt

EUR	–	Euro

LIBOR	–	London Interbank Offered Rate

USD	–	United States Dollar

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value including $5,822,995 of securities on loan (identified cost, $1,604,868,672)	$1,745,393,859

Affiliated investment, at value (identified cost, $10,412,076)	10,412,076

Cash	239,387

Dividends and interest receivable	5,879,818

Dividends receivable from affiliated investment	11,038

Receivable for investments sold	3,860,268

Securities lending income receivable	3,138

Tax reclaims receivable	7,418,728

Total assets	$1,773,218,312

Liabilities

Notes payable	$425,000,000

Collateral for securities loaned	5,999,333

Payable for investments purchased	6,066,737

Payable for variation margin on open financial futures contracts	104,828

Payable for open forward foreign currency exchange contracts	16,368

Due to custodian — foreign currency, at value (identified cost, $53,212)	53,603

Payable to affiliates:

Investment adviser fee	1,243,975

Trustees’ fees	7,229

Accrued expenses	521,474

Total liabilities	$439,013,547

Net Assets	$1,334,204,765

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 76,300,214 shares issued and outstanding	$763,002

Additional paid-in capital	1,302,306,325

Distributable earnings	31,135,438

Net Assets	$1,334,204,765

Net Asset Value

($1,334,204,765 ÷ 76,300,214 common shares issued and outstanding)	$17.49

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Dividends (net of foreign taxes, $10,621,842)	$108,110,440

Interest	13,051,723

Dividends from affiliated investment	351,648

Securities lending income, net	3,138

Other income	62,658

Total investment income	$121,579,607

Expenses

Investment adviser fee	$14,463,587

Trustees’ fees and expenses	88,671

Custodian fee	442,740

Transfer and dividend disbursing agent fees	18,951

Legal and accounting services	81,210

Printing and postage	434,665

Interest expense and fees	12,969,821

Miscellaneous	138,577

Total expenses	$28,638,222

Net investment income	$92,941,385

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(108,064,114)

Investment transactions — affiliated investment	(201)

Proceeds from securities litigation settlements	310,603

Financial futures contracts	(1,888,102)

Foreign currency transactions	(591,852)

Net realized loss	$(110,233,666)

Change in unrealized appreciation (depreciation) —

Investments	$170,392,439

Investments — affiliated investment	1,333

Financial futures contracts	(1,237,037)

Foreign currency	15,808

Forward foreign currency exchange contracts	(16,368)

Net change in unrealized appreciation (depreciation)	$169,156,175

Net realized and unrealized gain	$58,922,509

Net increase in net assets from operations	$151,863,894

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$92,941,385	$41,648,058

Net realized gain (loss)	(110,233,666)	82,657,530

Net change in unrealized appreciation (depreciation)	169,156,175	(144,883,165)

Net increase (decrease) in net assets from operations	$151,863,894	$(20,577,577)

Distributions to shareholders	$(93,849,264)	$(93,849,264)

Net increase (decrease) in net assets	$58,014,630	$(114,426,841)

Net Assets

At beginning of year	$1,276,190,135	$1,390,616,976

At end of year	$1,334,204,765	$1,276,190,135

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2019

Net increase in net assets from operations	$151,863,894

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(2,932,106,202)

Investments sold	2,929,194,493

Decrease in short-term investments, net	2,613,910

Net amortization/accretion of premium (discount)	280,642

Increase in dividends and interest receivable	(1,963,718)

Decrease in dividends receivable from affiliated investment	7,472

Increase in securities lending income receivable	(3,138)

Decrease in tax reclaims receivable	62,521

Increase in collateral for securities loaned	5,999,333

Increase in payable for variation margin on open financial futures contracts	104,828

Increase in payable for open forward foreign currency exchange contracts	16,368

Decrease in payable to affiliate for investment adviser fee	(15,708)

Increase in payable to affiliate for Trustees’ fees	751

Increase in accrued expenses	141,763

Net change in unrealized (appreciation) depreciation from investments	(170,393,772)

Net realized loss from investments	108,064,315

Net cash provided by operating activities	$93,867,752

Cash Flows From Financing Activities

Cash distributions paid	$(93,849,264)

Increase in due to custodian — foreign currency	53,603

Net cash used in financing activities	$(93,795,661)

Net increase in cash*	$72,091

Cash at beginning of year(1)	$167,296

Cash at end of year	$239,387

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$12,946,891

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $105.

(1)	Balance includes foreign currency, at value.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Financial Highlights

	Year Ended October 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$16.730	$18.230	$15.800	$17.540		$18.120

Income (Loss) From Operations

Net investment income(1)	$1.218	$0.546	$1.259	$1.278	(2)	$1.162

Net realized and unrealized gain (loss)	0.772	(0.816)	2.401	(1.788)		(0.512)

Total income (loss) from operations	$1.990	$(0.270)	$3.660	$(0.510)		$0.650

Less Distributions

From net investment income	$(1.166)	$(0.560)	$(1.230)	$(1.230)		$(1.230)

From net realized gain	(0.064)	(0.670)	—	—		—

Total distributions	$(1.230)	$(1.230)	$(1.230)	$(1.230)		$(1.230)

Net asset value — End of year	$17.490	$16.730	$18.230	$15.800		$17.540

Market value — End of year	$16.770	$15.540	$17.190	$14.340		$16.540

Total Investment Return on Net Asset Value(3)	13.06%	(1.38)%	24.42%	(2.09)%		4.21%

Total Investment Return on Market Value(3)	16.70%	(2.91)%	29.34%	(5.77)%		4.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,334,205	$1,276,190	$1,390,617	$1,205,668		$1,338,519

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(4)	1.22%	1.18%	1.21%	1.24%		1.20%

Interest and fee expense	1.01%	0.76%	0.57%	0.37%		0.25%

Total expenses(4)	2.23%	1.94%	1.78%	1.61%		1.45%

Net investment income	7.25%	2.98%	7.35%	7.84	%(2)	6.47%

Portfolio Turnover	175%	110%	197%	200%		163%

Senior Securities:

Total notes payable outstanding (in 000’s)	$425,000	$425,000	$425,000	$425,000		$425,000

Asset coverage per $1,000 of notes payable(5)	$4,139	$4,003	$4,272	$3,837		$4,149

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.195 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.64% for the year ended October 31, 2016.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

18

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2019, the Fund received approximately $63,000 for previously withheld foreign taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net

19

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$88,999,559	$42,738,559

Long-term capital gains	$4,849,705	$51,110,705

During the year ended October 31, 2019, distributable earnings was decreased by $2,475 and paid-in capital was increased by $2,475 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,861,741

Deferred capital losses	$(108,591,693)

Net unrealized appreciation	$136,620,230

Other temporary differences	$1,245,160

At October 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $108,591,693 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $108,591,693 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,618,091,706

Gross unrealized appreciation	$177,298,335

Gross unrealized depreciation	(40,590,749)

Net unrealized appreciation	$136,707,586

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates on daily gross assets over $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the year ended October 31, 2019, the Fund’s investment adviser fee amounted to $14,463,587, or 0.85% of the Fund’s average daily gross assets. Pursuant to a sub-advisory agreement, EVM pays Eaton Vance Advisers International Ltd. (EVAIL), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

20

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,932,917,580 and $2,932,811,156, respectively, for the year ended October 31, 2019.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2019 and October 31, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2019 and October 31, 2018.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk: The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: The Fund engaged in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $16,368. At October 31, 2019, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

21

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2019 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$596,645	(1)	$(1,833,682	)(1)

Foreign Exchange	Forward foreign currency exchange contracts	—		(16,368	)(2)

Total		$596,645		$(1,850,050)

Derivatives not subject to master netting or similar agreements		$596,645		$(1,833,682)

Total Derivatives subject to master netting or similar agreements		$—		$(16,368)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of October 31, 2019.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

State Street Bank and Trust Company	$(16,368)	$—	$—	$—	$(16,368)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2019 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$(1,888,102)	$(1,237,037)

Foreign Exchange	Forward foreign currency exchange contracts	—	(16,368)

Total		$(1,888,102)	$(1,253,405)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

22

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2019, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$177,873,000	$176,981,000	$164,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a major financial institution that allows it to borrow up to $498 million over a rolling 179 calendar day period through August 28, 2020. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2019, the Fund had borrowings outstanding under the Agreement of $425 million at an annual interest rate of 2.45%. The carrying amount of the borrowings at October 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2019. For the year ended October 31, 2019, the average borrowings under the Agreement and the average interest rate (excluding fees) were $425 million and 3.05%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2019, the value of the securities loaned, including accrued interest, and the value of the collateral received, which exceeded the value of the securities loaned amounted to $5,877,349 and $6,027,583, respectively. Collateral received was comprised of cash of $5,999,333 and U.S. government and/or agencies securities of $28,250. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

23

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Preferred Stocks	$587,250	$—	$—	$—	$587,250

Corporate Bonds and Notes	5,440,333	—	—	—	5,440,333

Total	$6,027,583	$—	$—	$—	$6,027,583

The carrying amount of the liability for collateral for securities loaned at October 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2019.

10  Investments in Affiliated Funds

At October 31, 2019, the value of the Fund’s investment in affiliated funds was $10,412,076, which represents 0.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$19,024,187	$699,441,485	$(708,054,728)	$(201)	$1,333	$10,412,076	$351,648	10,412,076

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks

Communication Services	$103,736,772	$60,644,801	$—	$164,381,573

Consumer Discretionary	71,283,563	79,268,939	—	150,552,502

Consumer Staples	50,347,756	61,934,664	—	112,282,420

Energy	66,164,440	—	—	66,164,440

Financials	130,460,187	103,443,994	—	233,904,181

Health Care	94,800,424	80,215,821	—	175,016,245

Industrials	86,480,966	129,773,121	—	216,254,087

Information Technology	118,311,006	68,561,052	—	186,872,058

Materials	—	48,844,837	—	48,844,837

Real Estate	26,446,268	—	—	26,446,268

Utilities	33,796,739	11,533,235	—	45,329,974

Total Common Stocks	$781,828,121	$644,220,464 *	$—	$1,426,048,585

Preferred Stocks

Consumer Staples	$—	$10,269,525	$—	$10,269,525

Energy	10,638,106	—	—	10,638,106

Financials	12,754,833	10,334,512	—	23,089,345

Real Estate	14,942,394	—	—	14,942,394

Utilities	11,872,413	1,842,766	—	13,715,179

Total Preferred Stocks	$50,207,746	$22,446,803	$—	$72,654,549

Corporate Bonds & Notes	$—	$207,244,187	$—	$207,244,187

Exchange-Traded Funds	33,447,205	—	—	33,447,205

Short-Term Investments	5,999,333	10,412,076	—	16,411,409

Total Investments	$871,482,405	$884,323,530	$—	$1,755,805,935

Futures Contracts	$596,645	$—	$—	$596,645

Total	$872,079,050	$884,323,530	$—	$1,756,402,580

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(16,368)	$—	$(16,368)

Futures Contracts	(827,003)	(1,006,679)	—	(1,833,682)

Total	$(827,003)	$(1,023,047)	$—	$(1,850,050)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

25

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Fund designates approximately $121,589,766, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 14.81% qualifies for the corporate dividends received deduction.

27

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

28

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 15, 2019. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, Valerie A. Mosley and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2022.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Cynthia E. Frost	67,431,249	2,250,089

Valerie A. Mosley	67,369,680	2,311,658

Scott E. Wennerholm	67,381,924	2,299,414

29

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

30

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

31

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2020. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

33

Eaton Vance

Tax-Advantaged Global Dividend Income Fund

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2051    10.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$55,645	$56,338
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,738	$15,822
All Other Fees(3)	$0	$0

Total	$71,383	$72,160

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/18	10/31/19
Registrant	$15,738	$15,822
Eaton Vance(1)	$126,485	$59,903

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund and Eaton Vance Advisers International Ltd. (“EVAIL”) is the sub-adviser of the Fund. Michael A. Allison, John H. Croft and Christopher M. Dyer comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since November 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Messrs. Allison and Croft have managed other Eaton Vance portfolios for more than five years. Mr. Dyer is a Vice President and Director of EVAIL, is the Director of Global Equity for the Eaton Vance organization and has been a portfolio manager of the Fund since September 2015. Prior to joining EVAIL in November 2017, Mr. Dyer was a Vice President of Eaton Vance Management (International) Limited (“EVMI”). Prior to joining EVMI in June 2015, Mr. Dyer was Head of European Equity for Goldman Sachs Asset Management in London, where he also served in various portfolio management roles during his fourteen-year tenure (2001-2015). This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	17	$35,073.3		0	$0
Other Pooled Investment Vehicles	14	$24,416.1	(2)	0	$0
Other Accounts	1	$0.4		0	$0

John H. Croft(1)
Registered Investment Companies	9	$7,175.5		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$18.8		0	$0

Christopher M. Dyer
Registered Investment Companies	9	$6,427.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$5.1		0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company in the Eaton Vance family of funds and/or in a separate pooled investment vehicle sponsored by Eaton Vance which may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$10,001 - $50,000
John H. Croft	None
Christopher M. Dyer	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or EVAIL based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM and EVAIL have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern EVM’s and EVAIL’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM and EVAIL

Compensation of EVM’s and EVAIL’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s and EVAIL’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s and EVAIL’s employees. Compensation of EVM’s and EVAIL’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM and EVAIL compensate its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s and EVAIL’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM and EVAIL seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM and EVAIL participate in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and EVAIL and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s and EVAIL’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)

For the Fiscal Year Ended October 31, 2019:
(1) Gross income from securities lending activities	$7,120

(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$554
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$99
Administrative fees that are not included in the revenue split	$0
Indemnification fee not included in the revenue split	$0
Rebate (paid to borrowers)	$3,329
Other fees not included in the revenue split	$0

(3) Aggregate fees/compensation for securities lending activities and related services	$3,982

(4) Net income from securities lending activities	$3,138

(b) State Street serves as securities lending agent. For the fiscal year ended October 31, 2019, State Street provided the following administrative services pursuant to a Securities Lending Authorization Agreement with the Fund, subject to guidelines and restrictions provided by the Fund: (i) entering into loans with approved borrowers; (ii) receiving/holding collateral from borrowers and facilitating the investment/reinvestment of cash collateral; (iii) monitoring daily the market value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (iv) negotiating loan terms and, when necessary, loan premiums; (v) selecting securities to be loaned; (vi) recordkeeping, account servicing and providing statements; (vii) monitoring dividend/distribution activity and crediting the Fund account when necessary; and (viii) arranging for the return of loaned securities to the Funds at loan termination.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2019

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	December 23, 2019